Portland General Electric EARNINGS CONFERENCE CALL THIRD QUARTER 2025 Exhibit 99.2

Cautionary statement Information Current as of October 31, 2025 Except as expressly noted, the information in this presentation is current as of October 31, 2025 – the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statement Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including assumptions and expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "assumptions," "based on," "believes," "conditioned upon," "considers," "could," "estimates," "expects," “expected,” "forecast," "goals," "intends," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets," "will continue," "will likely result," or similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; new or revised governmental policies, executive orders, legislative action, and regulatory audits, investigations and actions with respect to allowed rates of return, financings, electricity pricing and price structures, acquisition and disposal of facilities and other assets, construction and operation of plant facilities, transmission of electricity, recovery of power costs, operating expenses, deferrals, timely recovery of costs, and capital investments, energy trading activities, tax credits and current or prospective wholesale and retail competition; changing customer expectations and choices that may reduce demand for PGE’s services; natural or human-caused disasters and other risks, including, but not limited to, earthquake, flood, ice, drought, extreme heat, lightning, wind, fire, accidents, equipment failure, acts of terrorism, computer system outages, and other events that disrupt PGE operations, damage PGE facilities and systems, cause the release of harmful materials, cause fires, and subject the Company to liability; economic conditions that result in decreased demand for electricity, reduced revenue from sales of excess energy during periods of low wholesale market prices, impaired financial stability of vendors and service providers, and elevated levels of uncollectible customer accounts; uncertainties associated with energy demand to new data centers, including the concentration of data centers, and the ability to obtain regulatory approvals, environmental, and other permits to construct new facilities in a timely manner; operational factors affecting the Company's power generating and battery storage facilities, including forced outages, fires, unscheduled delays, environmental impacts, hydro and wind conditions, and disruption of fuel supply, any of which may cause the Company to incur repair costs or purchase replacement power at increased costs; delays in the supply chain and increased supply costs, failure to complete capital projects on schedule or within budget, failure to obtain permits, inability to complete negotiations on contracts for capital projects, failure of counterparties to perform under agreement, or the abandonment of capital projects, any of which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, that may require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, adverse regulatory outcomes or legislative actions or operational failures; changes in, and compliance with, and general uncertainty surrounding environmental laws and policies, including those related to threatened and endangered species, fish, and wildfire; future laws, regulations, and proceedings that could increase the Company’s costs of operating its thermal generating plants, or affect the operations of such plants by imposing requirements for additional emissions controls or significant emissions fees or taxes, particularly with respect to coal-fired generating facilities, in order to mitigate carbon dioxide, mercury, and other gas emissions; volatility in wholesale power and natural gas prices including but not limited to volatility caused by macroeconomic and international issues, that could require PGE to post additional collateral or issue additional letters of credit pursuant to power and natural gas purchase agreements; changes in the availability and price of wholesale power and fuels; changes in customer growth, or demographic patterns, including changes in load resulting in future transmission constraints, in PGE’s service territory; capital market conditions, including availability of capital, volatility of interest rates and equity markets, reductions in demand for investment-grade commercial paper as well as changes in PGE’s credit ratings, any of which could impact cost of capital and access to capital markets to support requirements for working capital, construction of capital projects, repayments of maturing debt, and stock-based compensation plans; trade tariffs, inflation and volatility in interest rates; the impacts of changes in the tax code, including tax rates, minimum tax rates, adjustments made to deferred tax assets and liabilities, and changes impacting the availability of and ability to transfer renewable tax credits; risks and uncertainties related to current or future All-Source RFP projects including, but not limited to, regulatory processes, transmission capabilities, system interconnections, inflationary impacts, supply chain constraints, supply cost increases, permitting and construction delays, available tax credits, counterparty credit risk and legislative uncertainty; the effects of climate change, whether global or local in nature; severe weather conditions and other natural phenomena, such as the greater size and prevalence of wildfires in Oregon in recent years, which could affect public safety, customers’ demand for power, and PGE’s financial health and ability and cost to procure adequate power and fuel supplies to serve its customers, access the wholesale energy market, or operate its generating facilities and transmission and distribution systems, and the Company’s costs to maintain, repair, and replace such facilities and systems, and recovery of such costs; the effectiveness of PGE’s risk management policies and procedures; ignitions caused by PGE assets or PGE’s ability to effectively implement a Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk or implement effective system hardening programs; impacts from the lack of legislation limiting wildfire-related liability or providing a wildfire relief fund; cybersecurity attacks, data security breaches, physical attacks and security breaches, or other malicious acts internally or to third parties, that cause damage to the Company’s generation, transmission or distribution facilities, information technology systems, or employees, or inhibit the capability of equipment or systems to function as designed or expected, or result in the release of confidential customer, vendor, employee or Company information; reputational damage from negative publicity, protests, fines, penalties and other negative consequences resulting in regulatory and/or legal actions; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; the impact of widespread health developments, and responses to such developments, which could materially and adversely affect demand for electric services, customers’ ability to pay, supply chains, personnel, contract counterparties, liquidity, and financial markets; failure to achieve the Company’s greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; acts of war, terrorism or civil disruption; changes in financial or regulatory accounting principles or policies imposed by governing bodies; and increases to operating costs that could result from changes to trade tariffs, rising inflation, and volatility in interest rates. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Third quarter highlights • Financial results Financial Update Joe Trpik, Senior Vice President of Finance and CFO • Load trends • Q3 2025 earnings drivers • Capital investments and resource planning update • Liquidity and financing

Advancing strategic priorities Risk management Customer growth Clean energy Customer affordability An investable energy future for Oregon Reducing risk through operational execution, system hardening and wildfire policies Supporting data center and high tech growth and the region’s economic development Investing in customer-driven clean energy goals Working to keep customer prices as low as possible Updating our corporate structure and aligning legislative and regulatory policies 4

Third quarter 2025 financial results

PGE

Reaffirming

- 2025 adjusted earnings guidance of $3.13 to $3.33 per diluted share
- Long-term load growth of 3%, through 2029
- Long-term EPS growth of 5% to 7% using the mid-point of original 2024 adjusted earnings guidance of $3.08 per share
- 5% to 7% long-term dividend growth (1)

Updating

- 2025 load growth of 3.5% to 4.5%, weather adjusted, from 2.5% to 3.5%

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP net income (in millions)	$103	$94	$265	$275
GAAP diluted earnings per share (EPS)	$0.94	$0.90	$2.41	$2.67
Non-GAAP adjusted diluted earnings per share(2)	$1.00	NA	$2.57	$2.80

2025 Quarterly Diluted EPS



$0.91
$0.66(2)
$0.56
$1.00(2)
$0.94
$0.56 - $0.76(5)
Q1
Q2
Q3
Q4

2025 Adjusted Earnings Guidance
$3.13 - $3.33

2025E Accounting ROE(5)
8.8% - 9.3%

2024 Quarterly Diluted EPS



$1.21(2)
$1.08
$0.69
$0.90
$0.36
Q1
Q2
Q3
Q4

2024 GAAP Diluted EPS(3)
$3.01

2024 Non-GAAP Diluted EPS(3)
$3.14

2024 Accounting ROE(4)
8.8%

(1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected
(2) PGE believes that excluding the effects of the business transformation and optimization expenses in 2025 and previously disclosed January 2024 storm costs provides a meaningful representation of the Company's comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures)
(3) Quarterly values may not sum to annual totals due to rounding
(4) Return on average equity, calculated using GAAP net income
(5) 2025E Accounting ROE represents return on average equity, calculated based on adjusted earnings guidance range of $3.13 to $3.33

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$0.90 $0.44 $(0.24) $0.06 $(0.23) $0.07 $1.00 $(0.06) $0.94 6 Q3 2024 GAAP EPS Note: Dollar values are earnings per diluted share Net variable power costs Retail revenue Q3 2025 GAAP EPS Other Q3 2025 Non-GAAP EPS Q3 2025 earnings bridge D&A & financing Business transformation & optimization O&M

Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors, including, but not limited to, siting, permitting, tariffs and supply chain constraints, and may differ materially from the amounts reflected in this capital expenditure forecast (1) Values presented do not include incremental potential investments for future RFP cycles Reliability and resiliency investments Capital expenditures forecast(1) $160 $165 $170 $175 $175 $575 $595 $600 $625 $615 $120 $120 $120 $120 $130 $165 $200 $255 $390 $420 $515 2025 2026 2027 2028 2029 Generation Distribution General, Technology, Strategic BESS Projects Transmission $1,340 $1,280 $1,435 $1,220 $1,135 7

Liquidity and financing

Stable, investment grade credit ratings and strong cash flow metrics

Total Liquidity: $1,038 million

as of September 30, 2025



Cash $137
Letters of Credit $151
Credit Facilities $750

dollars in millions

Ratings	S&P	Moody's
Senior Secured	A	A1
Senior Unsecured	BBB+	A3
Commercial Paper	A-2	P-2
Outlook	Stable	Negative

Actual and expected 2025 debt financings(1) (dollars in millions)	Q1	Q2	Q3	Q4
Long-term debt	$310			$140

Estimated equity financings	2025	2026
Base equity	~$250 million ✓	~$300 million
Equity for potential RFP ownership	Financed in line with 50/50 capital structure, net of tax credit monetization	

ATM Program

- $400 million(2) facility to support future base and potential RFP ownership equity needs, with $171 million settled to date

(1) PGE expects 2025 debt financing up to the amounts presented in each quarter above. Actual amounts may vary

(2) In July 2024, PGE entered into an equity distribution agreement under which it could sell up to $400 million of its common stock through at-the-market offering programs. In the fourth quarter of 2024 the Company entered into forward sale agreements for 1,420,049 shares. In December 2024, the Company issued 1,066,549 shares pursuant to the forward sale agreements and received net proceeds of $50 million. The Company entered into forward sale agreements for 1,996,890 shares, 1,707 shares, and 3,757,835 shares in the first, second, and third quarter of 2025, respectively. In August 2025, the Company issued 1,114,529 shares pursuant to the forward sale agreements and received net proceeds of $49 million. The Company could have physically settled the remaining amount by delivering 4,995,403 shares in exchange for cash of $209 million as of September 30, 2025. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non-emitting dispatchable capacity. On October 15, 2025, the Company issued 1,763,463 shares pursuant to the forward sale agreements and received net proceeds of $72 million.

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Appendix

Order received from OPUC October 2025 Filed request with the OPUC July 2025 Requested effective date April 2026 Advancing recovery and financing flexibility Corporate structure updates Regulatory proceedings 10 ✓ Distribution System Plan ARM Seaside ARM ✓ ✓ ✓ Notified OPUC of intent to file for application May 2025 Filed application request with the OPUC July 2025 Estimated effective date Mid-2026Holding Company & Transmission Company Formation ✓

Investment opportunity from ongoing RFPs

PGE

2023 RFP(1)

- Pricing refresh captures tariff and tax credit policy changes
- 2027 COD aligned with OBBB to maximize tax credit eligibility to dampen customer price impacts

Q3'25 ✓
Reprice opportunity

Q4 2025/Q1 2026
Execution of final contracts

2027
Projects expected in-service by the end of 2027

2025 RFP(1)

- Launched to address continued resource needs
- Incorporating additional requirements for tax credit eligibility, supply chain risks, and cost implications

Q3'25 ✓
Issue to market

Q1 2026
Final shortlist available

2nd half 2026
Execution of final contracts

PGE is focused on navigating the uncertainty surrounding renewable-energy tax incentives. We are working to secure least cost, least risk clean energy projects that meet the timing and procurement criteria outlined in the One Big Beautiful Bill

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(1) Timelines subject to change depending on the quantity and complexity of bids received, should circumstances require, and regulatory processes

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • 2025: Business transformation and optimization expenses, including strategic advisory, workforce realignment and corporate structure update costs • 2024: Non-deferrable Reliability Contingency Event (RCE) costs resulting from the January 2024 winter storm Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the three months ended June 30, 2025, the three months ended September 30, 2025, the nine months ended September 30, 2025, the three months ended March 31, 2024, the nine months ended September 30, 2024 and the year ended December 31, 2024 are on the following slide. 12 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2024 $109 $1.08 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1) (5) (0.05) Non-GAAP as reported for the three months ended March 31, 2024 $123 $1.21 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 13 Non-GAAP Earnings Reconciliation for the year ended December 31, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2024 $313 $3.01 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1) (5) (0.05) Non-GAAP as reported for the year ended December 31, 2024 $327 $3.14 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2025 $62 $0.56 Exclusion of business transformation and optimization expenses 15 0.14 Tax effect (1) (4) (0.04) Non-GAAP as reported for the three months ended June 30, 2025 $73 $0.66 Non-GAAP Earnings Reconciliation for the nine months ended September 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the nine months ended September 30, 2025 $265 $2.41 Exclusion of business transformation and optimization expenses 25 0.23 Tax effect (1) (7) (0.07) Non-GAAP as reported for the nine months ended September 30, 2025 $283 $2.57 Non-GAAP Earnings Reconciliation for the three months ended September 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended September 30, 2025 $103 $0.94 Exclusion of business transformation and optimization expenses 10 0.09 Tax effect (1) (3) (0.03) Non-GAAP as reported for the three months ended September 30, 2025 $110 $1.00 Non-GAAP Earnings Reconciliation for the nine months ended September 30, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the nine months ended September 30, 2024 $275 $2.67 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1) (5) (0.05) Non-GAAP as reported for the nine months ended September 30, 2024 $289 $2.80